UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2008

PEDIATRIX MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	65-0271219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2008, the Board of Directors of Pediatrix Medical Group, Inc. (the “Company”) approved Amended and Restated Bylaws that amended Article 2, Section 10 of the Company’s then existing Bylaws to facilitate electronic voting by the Company’s shareholders.

The above summary is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.2—Amended and Restated Bylaws of Pediatrix Medical Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.

Date: April 7, 2008	By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Pediatrix Medical Group, Inc.